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                                                                  Exhibit 10-k-1


                       ROCKWELL INTERNATIONAL CORPORATION

                    FORM OF RESOLUTION PROPOSED TO BE ADOPTED
                    BY THE BOARD OF DIRECTORS OF THE COMPANY
                     AUTHORIZING THE ASSIGNMENT OF CERTAIN
                    COMPENSATION AND EMPLOYEE BENEFIT PLANS

                           RESOLVED, that the proposed assignment to
                  and assumption by New Rockwell of the compensation and employee benefit plans of this Corporation set forth below, together with any and all sub-plans, agreements, undertakings or other liabilities thereunder, in connection with and effective upon consummation of the Contribution (as defined in the Merger Agreement), be, and they hereby are, authorized and approved by this Corporation on its own behalf and as the sole shareowner of New
                  Rockwell:

                        1979 Stock Plan for Key Executives
                        1988 Long-Term Incentives Plan
                        1995 Long-Term Incentives Plan
                        Directors Stock Plan
                        Incentive Compensation Plan
                        Deferred Compensation Plan
                        Annual Incentive Compensation Plan
                         for Senior Executive Officers
                        Deferred Compensation Policy
                         for Non-Employee Directors
                        Retirement Policy for Certain Former Directors Rockwell International Corporation Savings Plan
                        Rockwell International Corporation Supplemental
                         Savings Plan for Highly Compensated Employees
                        Rockwell International Corporation Excess Benefit
                         Savings Plan
                        Rockwell Retirement Savings Plan for Certain Employees Rockwell International Corporation Asheville Employees
                         Retirement Savings Plan -- Truck Axle Division
                        Rockwell International Corporation York Employees
                         Retirement Savings Plan -- Truck Axle Division
                        Rockwell International Corporation Retirement Plan
                         for Hourly Employees -- Gordonsville, Tennessee
                        Rockwell International Corporation Gordonsville,
                         Tennessee Employees Retirement Savings Plan